SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                November 16, 2005
                                (Date of Report)
                        (Date of earliest event reported)


                             JOHN WILEY & SONS, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                    (State or jurisdiction of incorporation)




0-11507                                       13-5593032
--------------------------------------        ----------------------------------
Commission File Number                        IRS Employer Identification Number


111 River Street, Hoboken NJ                  07030
--------------------------------------        ----------------------------------
Address of principal executive offices        Zip Code


(201) 748-6000
---------------------------------------------------
Registrant's telephone number, including area code:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

                                 NOT APPLICABLE



                  This is the first page of a 4-page document.

Item 5.02:     Departure of Directors or Principal Officers
               --------------------------------------------

               On November 15, 2005, John L. Marion, Jr., a non-executive director, submitted a letter to John Wiley & Sons, Inc. (the Company) in which he resigned from the Company's Board of Directors, effective immediately. Mr. Marion is a general partner of Hendrie Investments LLC, an investment consulting company. Mr. Marion is also associated with various members of the Bass family of Forth Worth, Texas.(1)

               A copy of Mr. Marion's letter of resignation dated November 15, 2005 is attached. Mr. Marion indicated in his letter that his resignation from the Company's Board will permit him to devote additional time to fulfilling other business interests and responsibilities.

               Mr. Marion has served on the Company's Board since 1999 and was a member of both the Audit and Governance Committees.

               The Company is initiating a search for Mr. Marion's replacement.







































------------------------------------
(1) Mr. Marion has regularly made SEC filings with members of the Bass family and their associated trusts and companies (as an "Item 2 Person") because collectively they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Act. Members of this potential "group" include The Bass Management Trust ("BMT"), 820 Management Trust ("820"), Prime 66 Partners ("Prime"), Barbnet Investment Co. ("Barbnet") as well as Nancy L. Bass ("NLB"), Perry R. Bass ("PRB"), Lee M. Bass ("LMB"), Ramona S. Bass ("RSB"), SRB Diversified Realty, Inc. ("SRB Diversified"), Sid R. Bass ("SRB"), William P. Hallman, Jr. ("WPH") and Mr. Marion.

                               John L. Marion, Jr.
                             Hendrie Investments LLC
                         3 Greenwich Office Park, Ste 3
                               Greenwich CT 06831



Chairman & Board of Directors
John Wiley & Son's, Inc.
111 River Street
Hoboken NJ 07030-5774



November 15, 2005



Dear Chairman & Board of Directors,


I hereby resign as a director of John Wiley & Sons, Inc., effective immediately. I have been a director for more that six years, and it has been gratifying to see the continued progress that the Company has made over that time. My resignation will permit me to devote additional time to fulfilling other business interests and responsibilities. I have no disagreements with the strategies being pursued or the perspectives of management at the Company, and wish the Company continued success.


Sincerely,


/s/ John L. Marion, Jr.
-----------------------
John L. Marion, Jr.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           John Wiley & Sons, Inc.





                                          /S/  William J. Pesce
                                          --------------------------------------
                                          William J. Pesce
                                          President and Chief Executive Officer



                                          /S/  Ellis E. Cousens
                                          --------------------------------------
                                          Ellis E. Cousens
                                          Executive Vice President,
                                          Chief Financial and Operations Officer





                                           November 16, 2005